UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

ENERGY TRANSFER PARTNERS, L.P.

(Exact name of Registrant as specified in its charter)

Delaware	1-31219	23-3096839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8111 Westchester Drive, Suite 600

Dallas, Texas 75225

(Address of principal executive offices)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Equity Distribution Agreement

On May 10, 2017, Energy Transfer Partners, L.P. (the “Partnership”) entered into an Equity Distribution Agreement (the “Agreement”) with UBS Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Natixis Securities Americas LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, USCA Securities LLC and Wells Fargo Securities, LLC (the “Sales Agents”). Pursuant to the terms of the Agreement, the Partnership may sell from time to time through the Sales Agents the Partnership’s common units representing limited partner interests having an aggregate offering price of up to $1,000,000,000 (the “Units”). Sales of the Units, if any, will be made by means of ordinary brokers’ transactions on the New York Stock Exchange at market prices, in block transactions or as otherwise agreed by the Partnership and the Sales Agents.

Under the terms of the Agreement, the Partnership may also sell Units from time to time to any Sales Agent as principal for its own account at a price to be agreed upon at the time of sale. Any sale of Units to any such Sales Agent as principal would be pursuant to the terms of a separate terms agreement between the Partnership and such Sales Agent.

The Units will be issued pursuant to the Partnership’s shelf registration statement on Form S-3 (Registration No. 333-212962), as amended.

The summary of the Agreement in this report does not purport to be complete and is qualified by reference to such agreement, which is filed as Exhibit 1.1 hereto. Legal opinions relating to the Units are included as Exhibits 5.1 and 8.1 hereto.

Relationships

The Sales Agents and their related entities have, from time to time, performed, and may in the future perform, various financial advisory and commercial and investment banking services for us and our affiliates, for which they have received and in the future will receive customary compensation and expense reimbursement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of the Exhibit

1.1	Equity Distribution Agreement, dated May 10, 2017 by and among the Partnership and UBS Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Natixis Securities Americas LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, USCA Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

	By:	Energy Transfer Partners GP, L.P., its general partner

	By:	Energy Transfer Partners, L.L.C., its general partner

Date: May 10, 2017

/s/ Thomas E. Long
Thomas E. Long
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

1.1	Equity Distribution Agreement, dated May 10, 2017 by and among the Partnership and UBS Securities LLC, Barclays Capital Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc., Credit Agricole Securities (USA) Inc., Deutsche Bank Securities Inc., Fifth Third Securities, Inc., Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., Jefferies LLC, J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, MUFG Securities Americas Inc., Natixis Securities Americas LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc., SMBC Nikko Securities America, Inc., SunTrust Robinson Humphrey, Inc., TD Securities (USA) LLC, USCA Securities LLC and Wells Fargo Securities, LLC.

5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.